UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 4, 2009

INSPIRE PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31135	04-3209022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4222 Emperor Boulevard, Suite 200, Durham, North Carolina	27703-8466
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (919) 941-9777

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On August 5, 2009, Inspire Pharmaceuticals, Inc. entered into an Underwriting Agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc. (the “Underwriter”), relating to an underwritten public offering of 25,555,555 shares (the “Shares”) of Inspire’s common stock, par value $0.001 per share (the “Common Stock”), at a public offering price of $4.50 per share. The offering of the Shares was closed on August 10, 2009. The Shares included 3,333,332 shares of Common Stock sold upon the Underwriter’s exercise, on August 5, 2009, of its option to purchase additional shares of Common Stock.

The sale of the Shares was made pursuant to Inspire’s Registration Statement on Form S-3 (Registration No. 333-141169), including a prospectus supplement dated August 5, 2009 to the prospectus contained in the Registration Statement. The final prospectus supplement was filed by Inspire with the Securities and Exchange Commission, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

The Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference. The description of the Underwriting Agreement is a summary and is qualified in its entirety by the terms of the Underwriting Agreement.

Amendment No. 1 to Standstill Agreement

In connection with its initial investment in Inspire, on July 20, 2007, Inspire and Warburg Pincus Private Equity IX, L.P. (“Warburg”) entered into a Standstill Agreement pursuant to which Warburg and certain of its affiliates agreed for three years not to increase their holdings of Inspire’s voting securities beyond the lesser of: (x) 32.5% of our voting securities on a fully diluted basis and (y) 34.9% of our then outstanding voting securities.

On August 4, 2009, Inspire and Warburg entered into Amendment No. 1 to the Standstill Agreement extending its term until August 4, 2012.

Amendment No. 1 to the Standstill Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The description of Amendment No. 1 to the Standstill Agreement is a summary and is qualified in its entirety by the terms of Amendment No. 1 to the Standstill Agreement.

Item 8.01	Other Events.

The validity of the Shares offered was passed upon for Inspire by Reed Smith LLP. The opinion of Reed Smith LLP is attached hereto as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

No.	Description
1.1	Underwriting Agreement, dated August 5, 2009, between Inspire Pharmaceuticals, Inc. and Deutsche Bank Securities Inc.

5.1	Opinion of Reed Smith, LLP.

10.1	Amendment No. 1 to Standstill Agreement, dated August 4, 2009, between Inspire Pharmaceuticals, Inc. and Warburg Pincus Private Equity IX, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inspire Pharmaceuticals, Inc.

By:	/s/ Thomas R. Staab II
Thomas R. Staab II,
Chief Financial Officer and Treasurer

Dated: August 10, 2009

EXHIBIT INDEX

No.	Description
1.1	Underwriting Agreement, dated August 5, 2009, between Inspire Pharmaceuticals, Inc. and Deutsche Bank Securities Inc.

5.1	Opinion of Reed Smith, LLP.

10.1	Amendment No. 1 to Standstill Agreement, dated August 4, 2009, between Inspire Pharmaceuticals, Inc. and Warburg Pincus Private Equity IX, L.P.